UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 283-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 27, 2021, the Board of Directors (the “Board”) of Navient Corporation (the “Company”), upon the recommendation of the Company’s Nominations and Governance Committee, unanimously appointed Michael A. Lawson to the Board effective August 2, 2021. The Board has affirmatively determined that Mr. Lawson meets the qualifications of an independent director under Nasdaq Rule 5605(a) (2) and the Company’s Corporate Governance Guidelines. Navient is not aware of any transactions with Mr. Lawson that would require disclosure under Item 404(a) of Regulation SK. Mr. Lawson will serve on the Company’s Audit Committee and its Compensation and Human Resources Committee.

As a non-employee director, Mr. Lawson will participate in the Company’s compensation program for non-employee directors as described under the caption "Director Compensation" in Navient’s 2021 Proxy Statement filed with the Securities and Exchange Commission.

Item 7.01 REGULATION FD DISCLOSURE

The Company frequently provides relevant information to its investors via posting to its corporate website. On July 29, 2021, a presentation entitled “2021 2nd Quarter Investor Deck” was made available on the Investor Relations page of the Company’s website. In addition, the presentation is being furnished herewith as Exhibit 99.2

The information contained in, or incorporated into, Item 7.01 and Item 8.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER MATTERS

On July 29, 2021, the Company issued a news release announcing the appointment of Michael A. Lawson to its Board of Directors effective August 2, 2021. A copy of the news release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	News Release Dated July 29, 2021

99.2	2021 2nd Quarter Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION (Registrant)

By:	/s/ Mark L. Heleen
Name:	Mark L. Heleen
Title:	Chief Legal Officer

Date: July 29, 2021

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